Supplement dated June 15, 2021
to the Prospectus, Summary Prospectus and Statement of Additional Information (SAI), as supplemented, if applicable, of the following Fund:
Fund	Prospectus and Summary Prospectus Dated	SAI Dated
Columbia Funds Series Trust II
Columbia Floating Rate Fund (the Fund)	12/1/2020	6/1/21
Effective immediately, the information under the subsection “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Vesa Tontti, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2019
Daniel J. DeYoung	Senior Portfolio Manager	Portfolio Manager	November 2020
The rest of the section remains the same.
Effective immediately, the information under the subsection “Primary Service Providers - Portfolio Managers” in the "More Information About the Fund" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Vesa Tontti, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2019
Daniel J. DeYoung	Senior Portfolio Manager	Portfolio Manager	November 2020
Mr. Tontti joined one of the Columbia Management legacy firms or acquired business lines in 2003. Mr. Tontti began his investment career in 1997 and earned an M.S. from the Institute of Industrial Management of Helsinki University of Technology, Finland.
Mr. DeYoung joined the Investment Manager in 2013. Mr. DeYoung began his investment career in 2005 and earned a B.S. from the University of Minnesota Carlson School of Management.
The rest of the section remains the same.
All references to Steven Columbaro are hereby removed from the SAI.
Shareholders should retain this Supplement for future reference.
SUP149_07_005_(06/21)